Commitments and Contingencies	12 Months Ended
Dec. 31, 2020
Text block [abstract]
Commitments and Contingencies
28. Commitments and Contingencies
Mineral Stream Interests
The following table summarizes the Company’s commitments to make per-ounce
cash payments for gold, silver and palladium and per pound cash payments for cobalt to which it has the contractual right pursuant to the PMPAs:

Mineral Stream Interests	Attributable Payable Production to be Purchased								Per Unit of Measurement Cash Payment 1								Term of Agreement	Date of Original Contract
	Gold		Silver		Palladium		Cobalt		Gold		Silver		Palladium		Cobalt
Peñasquito	0%		25%		0%		0%		n/a		$4.29		n/a		n/a		Life of Mine	24-Jul-07
Constancia	50%		100%		0%		0%		$408	²	$6.02	²	n/a		n/a		Life of Mine	8-Aug-12
Salobo	75%		0%		0%		0%		$412		n/a		n/a		n/a		Life of Mine	28-Feb-13
Sudbury	70%		0%		0%		0%		$400		n/a		n/a		n/a		20 years	28-Feb-13
Antamina	0%		33.75%		0%		0%		n/a		20%		n/a		n/a		Life of Mine	3-Nov-15
San Dimas	variable	³	0%	³	0%		0%		$606		n/a		n/a		n/a		Life of Mine	10-May-18
Stillwater	100%		0%		4.5%	4	0%		18%	5	n/a		18%	5	n/a		Life of Mine	16-Jul-18
Voisey’s Bay	0%		0%		0%		42.4%	6	n/a		n/a		n/a		18%	7	Life of Mine	11-Jun-18
Other
Los Filos	0%		100%		0%		0%		n/a		$4.46		n/a		n/a		25 years	15-Oct-04
Zinkgruvan	0%		100%		0%		0%		n/a		$4.46		n/a		n/a		Life of Mine	8-Dec-04
Yauliyacu	0%		100%	8	0%		0%		n/a		$8.94	9	n/a		n/a		Life of Mine	23-Mar-06
Stratoni	0%		100%		0%		0%		n/a		$11.43	10	n/a		n/a		Life of Mine	23-Apr-07
Neves-Corvo	0%		100%		0%		0%		n/a		$4.34		n/a		n/a		50 years	5-Jun-07
Aljustrel	0%		100%	¹¹	0%		0%		n/a		50%		n/a		n/a		50 years	5-Jun-07
Minto	100%	¹²	100%		0%		0%		75%	¹³	$4.31		n/a		n/a		Life of Mine	20-Nov-08
Keno Hill	0%		25%		0%		0%		n/a		variable	14	n/a		n/a		Life of Mine	2-Oct-08
Pascua-Lama	0%		25%		0%		0%		n/a		$3.90		n/a		n/a		Life of Mine	8-Sep-09
Rosemont	100%		100%		0%		0%		$450		$3.90		n/a		n/a		Life of Mine	10-Feb-10
Loma de La Plata	0%		12.5%		0%		0%		n/a		$4.00		n/a		n/a		Life of Mine	n/a 15
777	50%		100%		0%		0%		$425	²	$6.26	²	n/a		n/a		Life of Mine	8-Aug-12
Marmato	6.5%	16	100%	16	0%		0%		18%	17	18%	17	n/a		n/a		Life of Mine	5-Nov-20
Cozamin	0%		50%	18	0%		0%		n/a		10%		n/a		n/a		Life of Mine	10-Dec-20
Early Deposit
Toroparu	10%		50%		0%		0%		$400		$3.90		n/a		n/a		Life of Mine	11-Nov-13
Cotabambas	25%	19	100%	19	0%		0%		$450		$5.90		n/a		n/a		Life of Mine	21-Mar-16
Kutcho	100%	20	100%	20	0%		0%		20%		20%		n/a		n/a		Life of Mine	14-Dec-17

1)
The production payment is measured as either a fixed amount per ounce of metal delivered, or as a percentage of the spot price of the underlying metal on the date of delivery. Contracts where the payment is a fixed amount per ounce of metal delivered are subject to an annual inflationary increase, with the exception of Loma de La Plata and Sudbury. Additionally, should the prevailing market price for the applicable metal be lower than this fixed amount, the per ounce cash payment will be reduced to the prevailing market price, with the exception of Yauliyacu where the per ounce cash payment will not be reduced below $4.44, subject to an annual inflationary factor.

2)	Subject to an increase to $9.90 per ounce of silver and $550 per ounce of gold after the initial 40-year term.
3)
Under the terms of the San Dimas PMPA, the Company is entitled to an amount equal to 25% of the payable gold production plus an additional amount of gold equal to 25% of the payable silver production converted to gold at a fixed gold to silver exchange ratio of 70:1 from the San Dimas mine. If the average gold to silver price ratio decreases to less than 50:1 or increases to more than 90:1 for a period of 6 months or more, then the “70” shall be revised to “50” or “90”, as the case may be, until such time as the average gold to silver price ratio is between 50:1 to 90:1 for a period of 6 months or more in which event the “70” shall be reinstated. Effective April 1, 2020, the fixed gold to silver exchange ratio was revised to 90:1, with the 70:1 ratio being reinstated on October 15, 2020.

4)
The Company is committed to purchase 4.5% of Stillwater palladium production until 375,000 ounces are delivered to the Company, thereafter 2.25% of Stillwater palladium production until 550,000 ounces are delivered to the Company and 1% of Stillwater palladium production thereafter for the life of mine.

5)	To be increased to 22% of the spot price once the market value of gold and palladium delivered to Wheaton, net of the per ounce cash payment, exceeds the initial upfront cash deposit.
6)	Once the Company has received 31 million pounds of cobalt, the Company’s attributable cobalt production will be reduced to 21.2%.
7)	To be increased to 22% of the spot price once the market value of cobalt delivered to Wheaton, net of the per pound cash payment, exceeds the initial upfront cash deposit.
8)	The Company is committed to purchase an amount equal to 100% of the first 1.5 million ounces of payable silver produced at Yauliyacu per annum and 50% of any excess.
9)
Should the market price of silver exceed $20 per ounce, in addition to the $8.94 per ounce, the Company is committed to pay Glencore an additional amount for each ounce of silver delivered equal to 50% of the excess, to a maximum of $10 per ounce, such that when the market price of silver is $40 or above, the Company will pay Glencore $18.94 per ounce of silver delivered.

10)
In October 2015, in order to incentivize additional exploration and potentially extend the limited remaining mine life of Stratoni, Wheaton and Eldorado Gold agreed to modify the Stratoni PMPA such that the production price per ounce of silver delivered to Wheaton would be increased over the then fixed price based on the amount of drilling completed outside of the existing ore body and within Wheaton’s defined area of interest (“Expansion Drilling”) by December 31, 2020.The figures in the above table reflect the fact that Eldorado completed a total of 30,000 meters of Expansion Drilling, resulting in a $7.00 per ounce increase.

11)	Wheaton only has the rights to silver contained in concentrate containing less than 15% copper at the Aljustrel mine.
12)	The Company is committed to acquire 100% of the first 30,000 ounces of gold produced per annum and 50% thereafter.
13)
The Company has amended the Minto PMPA such that the cash payment per ounce of gold delivered will be 75% of the spot price of gold. This amended pricing will end on the earlier of (i) 14 months after the first delivery is due; or (ii) once 11,000 ounces of gold have been delivered to the Company. Once this amended pricing ends, the cash payment per ounce of gold delivered will be $325, subject to an increase in periods where the market price of copper is lower than $2.50 per pound.

14)
Effective July 2020, the price paid per ounce of silver delivered under the Keno Hill PMPA has been modified to be between 10% of the spot price of silver when the market price of silver is at or above $23.00 per ounce, to 90% of the spot price of silver when the market price of silver is at or below $15.00 per ounce.

15)	Terms of the agreement not yet finalized.
16)
Once Wheaton has received 190,000 ounces of gold and 2.15 million ounces of silver under the Marmato PMPA the Company’s attributable gold and silver production will be reduced to 3.25% and 50%, respectively.

17)	To be increased to 22% of the spot price once the market value of gold and silver delivered to the Company, net of the per ounce cash payment, exceeds the initial upfront cash deposit.
18)	Once Wheaton has received 10 million ounces, the Company’s attributable silver production will be reduced to 33% of silver production for the life of the mine.
19)
Once 90 million silver equivalent ounces attributable to Wheaton have been produced, the attributable production will decrease to 16.67% of gold production and 66.67% of silver production for the life of mine.

20)	Once 51,000 ounces of gold and 5.6 million ounces of silver have been delivered to Wheaton, attributable production will decrease to 66.67% of gold and silver production for the life of mine.

Other Contractual Obligations and Contingencies

	Obligations With Scheduled Payment Dates
(in thousands)	2021	2022 - 2024	2025 - 2026	After 2026	Sub-Total	Other Commitments	Total

Bank debt 1	$-	$-	$195,000	$-	$195,000	$-	$195,000

Interest 2	2,311	8,722	622	-	11,655	-	11,655

Payments for mineral stream interests
Rosemont 3	-	-	-	-	-	231,150	231,150
Loma de La Plata	-	-	-	-	-	32,400	32,400
Marmato	38,000	-	-	-	38,000	72,000	110,000
Cozamin 4	150,000	-	-	-	150,000	-	150,000
Salobo 5	-	670,000	-	-	670,000	-	670,000

Payments for early deposit mineral stream interest
Toroparu	-	-	-	-	-	138,000	138,000
Cotabambas	1,500	2,500	-	-	4,000	126,000	130,000
Kutcho	-	-	-	-	-	58,000	58,000

Non-revolving credit facility 6	208	-	-	-	208	-	208

Leases liabilities	895	2,733	336	-	3,964	-	3,964

Total contractual obligations	$192,914	$683,955	$195,958	$-	$1,072,827	$657,550	$1,730,377

1)	At December 31, 2020, the Company had $195 million drawn and outstanding on the Revolving Facility.
2)
As the applicable interest rates are floating in nature, the interest charges are estimated based on market-based forward interest rate curves at the end of the reporting period combined with the assumption that the principal balance outstanding at December 31, 2020 does not change until the debt maturity date.

3)	Includes contingent transaction costs of $1 million.
4)	In connection with the Cozamin PMPA, the Company paid Capstone $150 million on February 19, 2021 once certain conditions had been met.
5)
As more fully explained on the following page, assuming the Salobo III expansion project achieves 12 Mtpa of additional processing capacity (bringing total processing capacity at Salobo to 36 Mtpa) by the end of 2022, the Company would expect to pay an estimated expansion payment of between $570 million to $670 million.

6)	Represents the maximum amount available to Kutcho under the non-revolving credit facility (Note 24).
Rosemont
The Company is committed to pay Hudbay total upfront cash payments of $230 million in two installments, with the first $50 million being advanced upon Hudbay’s receipt of permitting for the Rosemont project and other customary conditions and the balance of $180 million being advanced once project costs incurred on the Rosemont project exceed $98 million and certain other customary conditions. Under the Rosemont PMPA, the Company is permitted to elect to pay the deposit in cash or the delivery of common shares. Additionally, the Company will be entitled to certain delay payments, including where construction ceases in any material respect, or if completion is not achieved within agreed upon timelines. Hudbay and certain affiliates have provided the Company with a corporate guarantee and other security.
On August 1, 2019, Hudbay announced that the U.S. District Court for the District of Arizona (“Court”) issued a ruling in the lawsuits challenging the U.S. Forest Service’s issuance of the Final Record of Decision (“FROD”) for the Rosemont project in Arizona. The Court ruled to vacate and remand the FROD such that Rosemont cannot proceed with construction at this time. On June 22, 2020 Hudbay announced that they had filed the initial brief with the U.S. Court of Appeals for the Ninth Circuit in relation to appealing this decision. As per Hudbay’s MD&A for the year ended December 31, 2020, final briefs were filed in November 2020 and the oral hearing was completed in early February 2021. Hudbay indicates that a decision from the Ninth Circuit is expected in the second half of 2021.

Loma de La Plata
In connection with the Loma de La Plata PMPA, the Company is committed to pay Pan American Silver Corp. (“Pan American”) total upfront cash payments of $32 million following the satisfaction of certain conditions, including Pan American receiving all necessary permits to proceed with the mine construction and the Company finalizing the definitive terms of the PMPA.
Marmato
In connection with the Marmato PMPA, the Company is committed to pay Aris Gold Corp. (“Aris Gold”) total upfront cash payments of $110 million, $34 million of which is payable once mining contract
014-89M
is extended; $4 million of which is payable six months thereafter; and the remaining portion of which is payable during the construction of the Marmato Deep Zone (“MDZ”) project, subject to receipt of required permits and licenses, sufficient financing having been obtained to cover total expected capital expenditures, and other customary conditions.
Toroparu
In connection with the Toroparu Early Deposit Agreement, the Company is committed to pay Gold X an additional $138 million, payable on an installment basis to partially fund construction of the mine. Following the delivery of certain feasibility documentation or after December 31, 2020 if the feasibility documentation has not been delivered to Wheaton by such date (or such date has not been extended), Wheaton may elect not to proceed with the agreement or not pay the balance of the upfront consideration and reduce the gold stream percentage from 10% to 0.909% and the silver stream percentage from 50% to nil. If Wheaton elects to terminate, Wheaton will be entitled to a return of the amounts advanced less $2 million which is non-refundable
on the occurrence of certain events. If Wheaton elects to reduce the streams, Gold X may elect to terminate the agreement and Wheaton will be entitled to a return of the amount of the deposit already advanced less $2 million which is non-refundable.
Gold X has filed a Preliminary Economic Assessment defining the re-scoping
of the Toroparu project, including a revised operating plan.
Cotabambas
In connection with the Cotabambas Early Deposit Agreement, the Company is committed to pay Panoro a total cash consideration of $140 million, of which $10 million has been paid to date. Once certain conditions have been met, the Company will advance an additional $4 million to Panoro, spread over up to three years. Following the delivery of a bankable definitive feasibility study, environmental study and impact assessment, and other related documents (collectively, the “Cotabambas Feasibility Documentation”), and receipt of permits and construction commencing, the Company may then advance the remaining deposit or elect to terminate the Cotabambas Early Deposit Agreement. If the Company elects to terminate, the Company will be entitled to a return of the portion of the amounts advanced less $2 million payable upon certain triggering events occurring.
Kutcho
In connection with the Kutcho Early Deposit Agreement, the Company is committed to pay Kutcho a total cash consideration of $65 million, of which $7 million has been paid to date. The remaining $58 million will be advanced on an installment basis to partially fund construction of the mine once certain conditions have been satisfied.
The Company will be required to make an additional payment to Kutcho, of up to $20 million, if processing throughput is increased to 4,500 tonnes per day or more within 5 years of attaining commercial production.
Salobo
The Salobo mine currently has a mill throughput capacity of 24 million tonnes per annum (“Mtpa”). In October 2018, Vale’s Board of Directors approved the investment in the Salobo III mine expansion (the “Salobo Expansion”). The Salobo Expansion is proposed to include a third concentrator line and will use Salobo’s existing infrastructure. Vale anticipates that the Salobo Expansion, which is scheduled to start up in the first half of 2022 with a ramp-up
of 15 months, will result in an increase of throughput capacity from 24 Mtpa to 36 Mtpa once fully ramped up.
If actual throughput is expanded above 28 Mtpa, then under the terms of the Salobo PMPA, Wheaton will be required to make an additional set payment to Vale based on the size of the expansion, the timing of completion and the grade of the material processed. The set payment ranges from $113 million if throughput is expanded beyond 28 Mtpa by January 1, 2036 up to $923 million if throughput is expanded beyond 40 Mtpa by January 1, 2022. Assuming the Salobo III expansion project achieves 12 Mtpa of additional processing capacity (bringing total processing capacity at Salobo to 36 Mtpa) by the end of 2022, the Company would expect to pay an estimated expansion payment of between $570 million to $670 million. The actual amount and timing of any expansion payment may significantly differ from this estimate depending on the size, timing and processed grade of any expansion.
Canada Revenue Agency – Canada Revenue Agency – 2013-2015 Taxation Years - Domestic Reassessments
The Company received Notices of Reassessment in 2018 and 2019 for the 2013 to 2015 taxation years in which the Canada Revenue Agency (“CRA”) is seeking to change the timing of the deduction of upfront payments with respect to the Company’s PMPAs relating to Canadian mining assets, so that the cost of precious metal acquired under these Canadian PMPAs is equal to the cash cost paid on delivery plus an amortized amount of the upfront payment determined on a units-of-production
basis over the estimated recoverable reserves, and where applicable, resources and exploration potential at the respective mine (the “Domestic Reassessments”). In total, the Domestic Reassessments assessed tax, interest and other penalties of $8 million.
Management believes the Company’s position, as reflected in its filed Canadian income tax returns and consistent with the terms of the PMPAs, that the cost of the precious metal acquired under the Canadian PMPAs is equal to the market value while a deposit is outstanding, and the cash cost thereafter is correct. The Company has filed Notices of Objection and paid 50% of the disputed amounts in order to challenge the Domestic Reassessments.
If CRA were to apply the methodology in the Domestic Reassessments to taxation years subsequent to 2015, the Company estimates that losses would arise that could be carried back to reduce tax and interest relating to the Domestic Reassessments to approximately $2 million.
U.S. Shareholder Class Action
During July 2015, after the Company disclosed that the CRA was proposing that they would issue notices of reassessment for federal and provincial tax, transfer pricing penalties, interest and other penalties for the 2005-2010 taxation years (the “Reassessments”), two putative securities class action lawsuits were filed against the Company in the U.S. District Court for the Central District of California in connection with the proposal (the “Complaints”).
On October 19, 2015, the Complaints were consolidated into one action, In re Silver Wheaton Securities Litigation, as against the Company, Randy Smallwood, President & Chief Executive Officer, Gary Brown, Senior Vice President & Chief Financial Officer and Peter Barnes, former Chief Executive Officer (together the “Initial Defendants”) and a lead plaintiff (the “Plaintiff”) was selected. The Plaintiff filed a consolidated amended complaint in December 2015, which focuses on the Reassessments and asserted claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 (“Exchange Act”).
On March 27, 2018, the court granted Plaintiff’s motion for leave to file a Second Amended Complaint, which alleges that Initial Defendants made false and/or misleading statements, as well as failed to disclose material adverse facts about the Company’s business, operations, prospects and performance in violation of Sections 10(b) and 20(a) of the Exchange Act, and adds a claim under Section 10(b) against our auditors (together with the “Initial Defendants, the “Defendants”).
On August 3, 2020, the court issued their final approval of a settlement of the lawsuit for $41.5 million, without admission of liability by any of the Defendants. The settlement was fully funded by the Company’s insurance carriers and the other Defendants. The Company was not required to pay any portion of the settlement.
Canadian Shareholder Class Action
By Notice of Action dated August 10, 2016 (as amended September 2, 2016 and supplemented by Statement of Claim filed September 9, 2016 (collectively, the “Claim”)), proposed representative plaintiff Suzan Poirier commenced proceedings pursuant to the Class Proceedings Act (Ontario) in the Ontario Superior Court of Justice against Wheaton Precious Metals Corp., Randy Smallwood, President and Chief Executive Officer and Gary Brown, Senior Vice President & Chief Financial Officer. The Claim alleges, among other things, misrepresentation pursuant to primary and secondary market civil liability provisions under the Securities Act (Ontario) and its provincial equivalents, common law negligence and negligent misrepresentation. The claim focuses on the Reassessments. The Claim purports to be brought on behalf of proposed class of persons and entities who acquired common shares of Wheaton Precious Metals Corp. between August 14, 2013 and July 6, 2015 and held some or all of such common shares as of at least July 6, 2015. On July 21, 2020, the Company received a motion record in support of a proposed motion seeking the following (among other relief): (i) leave of the court to commence a secondary market action pursuant to section 138.3(1) of the Securities Act (Ontario) and equivalent provisions in the applicable provincial securities statutes: (ii) certification of the (amended) class and proposed common issues; (iii) leave to file an amended Statement of Claim to include further particulars and to refer to various provincial securities laws; and (iv) the appointment of a new class representative (Ms. Miriam Rosenszajn) in place of Ms. Poirier.
The Company believes that the allegations are without merit and intends to vigorously defend against this matter. No amounts have been recorded for potential liability arising from this claim as no value has been specified in the statement of claim and the Company cannot reasonably predict the outcome.
Tax Contingencies
Due to the size, complexity and nature of the Company’s operations, various legal and tax matters are outstanding from time to time, including audits and disputes.
Under the terms of the 2018 settlement with the CRA of the transfer pricing dispute relating to the 2005-2010 taxation years (“CRA Settlement”), income earned outside of Canada by the Company’s foreign subsidiaries will not be subject to income tax in Canada under transfer pricing rules. The CRA Settlement principles apply to all taxation years after 2010 subject to there being no material change in facts or change in law or jurisprudence.
It is not known or determinable by the Company when any ongoing audits by CRA of international and domestic transactions will be completed, or whether reassessments will be issued, or the basis, quantum or timing of any such potential reassessments, and it is therefore not practicable for the Company to estimate the financial effect, if any, of any ongoing audits. From time to time there may also be proposed legislative changes to law or outstanding legal actions that may have an impact on applicable law or jurisprudence, the outcome, applicability and impact of which is also not known or determinable by the Company.
General
By their nature, contingencies will only be resolved when one or more future events occur or fail to occur. The assessment of contingencies inherently involves the exercise of significant judgment and estimates of the outcome of future events. If the Company is unable to resolve any of these matters favorably, there may be a material adverse impact on the Company’s financial performance, cash flows or results of operations. In the event that the Company’s estimate of the future resolution of any of the foregoing matters changes, the Company will recognize the effects of the change in its consolidated financial statements in the appropriate period relative to when such change occurs.